Trade Accounts Receivable And Accounts Receivable Securitization Program	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Trade Accounts Receivable And Accounts Receivable Securitization Program
TRADE ACCOUNTS RECEIVABLE AND ACCOUNTS RECEIVABLE SECURITIZATION PROGRAM

TXU Energy participates in EFH Corp.'s accounts receivable securitization program with financial institutions (the funding entities). Under the program, TXU Energy (originator) sells trade accounts receivable to TXU Receivables Company, which is an entity created for the special purpose of purchasing receivables from the originator and is a wholly-owned, bankruptcy-remote, direct subsidiary of EFH Corp. Effective January 1, 2010, we consolidate TXU Receivables Company in accordance with amended consolidated accounting standards as discussed in Note 2. TXU Receivables Company sells undivided interests in the purchased accounts receivable for cash to entities established for this purpose by the funding entities. In accordance with accounting standards effective January 1, 2010, the trade accounts receivable amounts under the program are reported as pledged balances, and the related funding amounts are reported as short-term borrowings. Prior to the January 1, 2010 effective date of the amended accounting standards, we did not consolidate TXU Receivables Company, and the activity was accounted for as a sale of accounts receivable, which resulted in the funding being recorded as a reduction of accounts receivable.

In June 2010, the accounts receivable securitization program was amended. The amendments, among other things, reduced the maximum funding amount under the program to $350 million from $700 million. Program funding increased from $96 million as of December 31, 2010 to $104 million as of December 31, 2011. Under the terms of the program, available funding as of December 31, 2011 was reduced by $38 million of customer deposits held by the originator because TCEH's credit ratings were lower than Ba3/BB-.

All new trade receivables under the program generated by the originator are continuously purchased by TXU Receivables Company with the proceeds from collections of receivables previously purchased. Ongoing changes in the amount of funding under the program, through changes in the amount of undivided interests sold by TXU Receivables Company, reflect seasonal variations in the level of accounts receivable, changes in collection trends and other factors such as changes in sales prices and volumes. TXU Receivables Company has issued a subordinated note payable to the originator for the difference between the face amount of the uncollected accounts receivable purchased, less a discount, and cash paid to the originator that was funded by the sale of the undivided interests. The subordinated note issued by TXU Receivables Company is subordinated to the undivided interests of the funding entities in the purchased receivables. The balance of the subordinated note payable, which is eliminated in consolidation, totaled $420 million and $516 million as of December 31, 2011 and 2010, respectively.

The discount from face amount on the purchase of receivables from the originator principally funds program fees paid to the funding entities. The program fees consist primarily of interest costs on the underlying financing. Consistent with the change in balance sheet presentation of the funding discussed above, effective January 1, 2010, the program fees are reported as interest expense and related charges; program fees were previously reported as losses on sale of receivables in SG&A expense. The discount also funds a servicing fee, which is reported as SG&A expense, paid by TXU Receivables Company to EFH Corporate Services Company (Service Co.), a direct wholly-owned subsidiary of EFH Corp., which provides recordkeeping services and is the collection agent for the program.

Program fee amounts were as follows:

	Year Ended December 31,
	2011	2010	2009
Program fees	$9	$10	$12
Program fees as a percentage of average funding (annualized)	6.4%	3.8%	2.4%

Activities of TXU Receivables Company were as follows:

	Year Ended December 31,
	2011	2010	2009
Cash collections on accounts receivable	$5,080	$6,334	$6,125
Face amount of new receivables purchased	(4,992)	(6,100)	(6,287)
Discount from face amount of purchased receivables	11	12	14
Program fees paid to funding entities	(9)	(10)	(12)
Servicing fees paid to Service Co. for recordkeeping and collection services	(2)	(2)	(2)
Increase (decrease) in subordinated notes payable	(96)	53	195
Cash flows used by (provided to) originator under the program	$(8)	$287	$33

Under the previous accounting rules, changes in funding under the program were reported as operating cash flows. The accounting rules effective January 1, 2010 required that the amount of funding under the program as of the adoption date ($383 million) be reported as a use of operating cash flows and a source of financing cash flows, with all subsequent changes in funding reported as financing activities.

The program, which expires in October 2013, may be terminated upon the occurrence of a number of specified events, including if the delinquency ratio (delinquent for 31 days) for the sold receivables, the default ratio (delinquent for 91 days or deemed uncollectible), the dilution ratio (reductions for discounts, disputes and other allowances) or the days collection outstanding ratio exceed stated thresholds, and the funding entities do not waive such event of termination. The thresholds apply to the entire portfolio of sold receivables. In addition, the program may be terminated if TXU Receivables Company or Service Co. defaults in any payment with respect to debt in excess of $50,000 in the aggregate for such entities, or if TCEH, any affiliate of TCEH acting as collection agent other than Service Co., any parent guarantor of the originator or the originator shall default in any payment with respect to debt (other than hedging obligations) in excess of $200 million in the aggregate for such entities. As of December 31, 2011, there were no such events of termination.

Upon termination of the program, liquidity would be reduced as collections of sold receivables would be used by TXU Receivables Company to repurchase the undivided interests from the funding entities instead of purchasing new receivables. We expect that the level of cash flows would normalize in approximately 16 to 30 days.

Trade Accounts Receivable

	December 31,
	2011	2010
Wholesale and retail trade accounts receivable, including $524 and $612 in pledged retail receivables	$787	$1,055
Allowance for uncollectible accounts	(27)	(64)
Trade accounts receivable — reported in balance sheet	$760	$991

Gross trade accounts receivable as of December 31, 2011 and 2010 included unbilled revenues of $269 million and $297 million, respectively.

Allowance for Uncollectible Accounts Receivable

	Year Ended December 31,
	2011	2010	2009
Allowance for uncollectible accounts receivable as of beginning of period	$64	$81	$64
Increase for bad debt expense	56	108	116
Decrease for account write-offs	(67)	(125)	(99)
Reversal of reserve related to counterparty bankruptcy (Note 7)	(26)	—	—
Allowance for uncollectible accounts receivable as of end of period	$27	$64	$81